  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2014

PITOOEY!, Inc.
(Exact name of Registrant as specified in charter)

Nevada	000-53991	20-4622782
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15685 N. Cave Creek Rd., Suite 101
Phoenix, AZ	85032
(Address of Principal Executive Offices)	(Zip Code)

(844-748-6639)
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain officers.

(c) On May 12, 2014, PITOOEY!, Inc. (PTOO) announced its choice of Richard Hybner as Chief Executive Officer, effective immediately.  A native of Connecticut, Hybner worked for many years in New York City prior to settling in Phoenix. He holds an MBA from The Lubin School of Business in New York City and a Bachelor’s Degree from Saint Michael’s College in Colchester, Vermont. A copy of Mr. Hybner’s original Employment Agreement, as well as a copy of his Amended and Restated Employment Agreement, is attached.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Richard Hybner Employment Agreement dated May 2, 2014.
10.2	Richard Hybner Amended and Restated Employment Agreement, dated June 26, 2014
99.1	Press Release, dated May 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PITOOEY!, Inc. (Registrant)

Signature	Title	Date

/s/ Jacob DiMartino	President	July 21, 2014
Jacob DiMartino